                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934



Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to '240.14a-11(c) or '240.14a-12

                               Authoriszor Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

                                Not Applicable
--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:
     2)  Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
     4)  Proposed maximum aggregate value of transaction:
     5)  Total fee paid:
     * Set forth the amount on which the filing fee is calculated and state how it was determined.

[_]  Fee paid previously by written preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
     2)  Form, Schedule or Registration Statement No.:
     3)  Filing Party:
     4)  Date Filed:

                               Authoriszor Inc.
                      One Van de Graaff Drive, Suite 502
                     Burlington, Massachusetts 01803-5188


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD NOVEMBER 10, 2000

TO THE STOCKHOLDERS:

     You are cordially invited to attend the annual meeting of Stockholders (the "Annual Meeting") of Authoriszor Inc. (the "Company") to be held at the Hyatt Carlton Tower On Cadogan Place in London, England, at 10:00 a.m. (London time), on Friday, November 10, 2000, for the following purposes:

1. To elect seven directors of the Company to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified.

2. To consider and act upon a proposal to approve and implement the Company's 2000 Omnibus Stock and Incentive Plan.

3. To transact such other business as may properly be brought before the Annual Meeting or any adjournment(s) thereof.

   Holders of record of the Company's common stock, par value $0.01 per share, at the close of business on September 27, 2000 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) thereof.

   Stockholders who do not expect to attend the Annual Meeting are requested to sign and return the enclosed proxy, for which a postage-paid, return envelope is enclosed. The proxy must be signed and returned in order to be counted.

                              By Order of the Board of Directors,


                                    James L. Jackson
                                    Vice President and Secretary

October 9, 2000

                               Authoriszor Inc.
                      One Van de Graaff Drive, Suite 502
                        Burlington, Massachusetts 01803

                                PROXY STATEMENT

                                      FOR

                      2000 ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD NOVEMBER 10, 2000

                   SOLICITATION AND REVOCABILITY OF PROXIES

  The enclosed form of proxy is solicited by the Board of Directors of Authoriszor Inc. (the "Company") to be used at the 2000 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Hyatt Carlton Tower On Cadogan Place in London, England, at 10:00 a.m. (London time), on Friday, November 10, 2000. This Proxy Statement and the related proxy are to be first sent or given to the stockholders of the Company on approximately October 10, 2000. Any stockholder giving a proxy may revoke it at any time, provided written notice of such revocation is received by the Secretary of the Company before such proxy is voted; otherwise, if received in time, properly completed proxies will be voted at the Annual Meeting in accordance with the instructions specified therein. Stockholders attending the Annual Meeting may revoke their proxies and vote in person. Mere attendance at the Annual Meeting will not in and of itself revoke the proxy.

  The Company's annual report for the year ended June 30, 2000 (the "Annual Report"), is being mailed herewith to all stockholders entitled to vote at the Annual Meeting. The Annual Report does not constitute a part of the proxy soliciting material.

                     VOTING SECURITIES OUTSTANDING; QUORUM

  The record date for the determination of stockholders entitled to notice of and vote at the Annual Meeting was the close of business September 27, 2000 (the "Record Date"). At the close of business on the Record Date, there were 17,414,081 shares of common stock, $.01 par value, issued and outstanding, each entitled to one vote on all matters properly brought before the Annual Meeting. There are no cumulative voting rights.

  The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of common stock entitled to vote as of the Record Date is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are treated as present at the Annual Meeting and are therefore counted to determine a quorum. If a quorum is not present, the stockholders entitled to vote who are present in person or represented by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time, without notice other than an adjournment at the Annual Meeting, until a quorum is present or represented. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified.

  Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to approve the Company's 2000 Omnibus Stock and Incentive Plan (the "Plan").

  Abstentions may be specified on all proposals except the election of directors. Abstentions, with respect to any proposal other than the election of directors, will have the same effect as a vote against such proposal. Broker non-votes will have no effect on the outcome of the election of directors or the other proposals. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The Company's only outstanding class of equity securities is its common stock.

  The following table sets forth certain information with respect to beneficial ownership of the Company's common stock as of the Record Date, by (i) each of the Company's directors and nominees and Named Executive Officers (as defined in "Executive Compensation" below), (ii) all directors and executive officers as a group, and (iii) each person who is known by the Company to beneficially own more than 5% of the Company's common stock.

                                                           Shares of                  Percentage of Shares
                                                          Common Stock                   of Common Stock
Person or Group                                      Beneficially Owned/(1)/          Beneficially Owned/(1)/
---------------                                      -----------------------          ----------------------
Named Executive Officers and Directors:
James L. Jackson/(2)/++                                      1,321,798                            7.6%
David R. Wray/(2)/++                                         1,307,733                            7.5%
Don Box+++                                                      66,500                              *
Raymond G. H. Seitz/(3)/++                                     200,000                            1.1%
Sir Malcolm L. Rifkind/(4)/++                                  200,000                            1.1%
Richard A. Langevin/(5)/+                                            0                              *
David J. Blanchfield/(2)/++                                  1,307,733                            7.5%
Barry Jones/(6)/++                                             101,589                              *
Geoff Shingles/(7)/++                                          100,000                              *

Directors and Executive Officers as a Group                  5,293,743                           30.4%
(10 persons)/(8)/

Beneficial Owners of 5% or More of The Company's
 Outstanding Common Stock
Roy Williams/(9)/                                            1,959,842                           11.3%
  Birkett House
  27 Albermarle Street
  London W1X 4LQ
  England
Robert P. Jeffcock/(10)/                                     1,125,812                            6.5%
  Apt B42 Roc Fleuri
  1 Rue du Tenao
  MC 98000
  Monaco

___________

+ The address for this executive officer and directors is One Van de Graaff Drive, Suite 502, Burlington, Massachusetts 01803-5188.

++ The address for these executive officers and directors is Windsor Hall, Cornwall Road, Harrogate, North Yorkshire HG12PW England.

+++ The address for this director is 8201 Preston Road, Suite 600, Dallas, Texas 75225-6211.

*    Less than one percent (1%)

     (1) Based upon 17,414,081 shares of common stock outstanding as of September 27, 2000 and calculated in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless otherwise indicated, includes shares owned by a spouse, minor children or by relatives sharing the same home, entities owned or controlled by the named person. Also includes shares if the named person has the right to acquire such shares within 60 days of September 27, 2000 by the exercise of any right or option. Unless otherwise noted, shares are owned of record and beneficially by the named person.

     (2) Includes shares of the Company's common stock issued to these individuals pursuant to the acquisition of ITIS Technologies Ltd., now named Authoriszor Ltd.

     (3) Represents a stock option to acquire 200,000 shares of the Company's common stock at an exercise price of $3.00 per share which is currently exercisable until October 30, 2002.

     (4) Represents a stock option to acquire 200,000 shares of the Company's common stock at an exercise price of $1.00 per share which is currently exercisable until September 30, 2002.

     (5) Mr. Langevin has been granted options to acquire 500,000 shares of the Company's common stock at an exercise price of $6.75 per share, which options expire December 31, 2009. However, such options vest at January 1, 2001, January 1, 2002, January 1, 2003 and January 1, 2004 and thus Mr. Langevin will not have the right to acquire such shares within 60 days of this filing unless a change of control event occurs. In the event there is a change of control of Authoriszor Inc., all of Mr. Langevin's options become immediately exercisable.

     (6) Mr. Jones has been granted an option to purchase 131,214 shares of common stock at an exercise price of $2.00 per share which vests up to 25% per year annually beginning October 1, 2000. In the event there is a change in control of Authoriszor Inc., all options granted to Mr. Jones become immediately exercisable.

     (7) Pursuant to the proposed agreement between the Company and Mr. Shingles relating to his appointment to the Board of Directors, the Company has proposed granting Mr. Shingles a stock option pursuant to the Plan to acquire 100,000 shares of Company common stock at an exercise price equal to the closing price of the Company's common stock on Nasdaq on the effective date of such appointment, October 18, 2000. The stock option shall become immediately exercisable for a three (3) year term if, and at the time, Mr. Shingles is elected to the Board of Directors at the Company's Annual Meeting, and the Plan is approved by the stockholders of the Company. See "Director Compensation."

     (8) Includes the shares of common stock acquirable upon exercise of the stock options discussed in notes 3, 4 and 7 and 32,803 shares of common stock acquirable upon exercise of stock options granted to Mr. Jones that are exercisable beginning in October 2000. Does not include options granted to Mr. Langevin that are discussed in note 5 or options to acquire 300,000 share at an exercise price of $10.00 per share that has been granted to other executive officers of the Company that are not exercisable within sixty (60) days of the Record Date.

     (9) Includes 655,334 shares of the Company's common stock held by Zalcany Limited, a company organized under the laws of the UK of which Roy Williams owns 50% of the issued share capital and is one of two directors; 290,000 shares of the Company's common stock held by Mustardseed Estates Ltd., a company organized under the laws of the UK of which Roy Williams retains 99.9% voting control; and 67,500 shares of the Company's common stock held by the Cardinal Williams Pension Fund, a UK pension fund of which Roy Williams is one of two trustees and the sole beneficiary. Includes 484,008 shares held by an Isle of Man trust in which Roy Williams is included in a class of potential beneficiaries. Mr. Williams disclaims beneficial ownership of the shares owned by this trust.

     (10) Includes 675,812 shares held by Caithness Limited, a company organized under the laws of the Isle of Man. Mr. Jeffcock is included in a class of potential beneficiaries in an Isle of Man trust that owns Caithness Limited. Mr. Jeffcock disclaims beneficial ownership of the shares owned by Caithness Limited

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who beneficially own more than 10% of the Company's common stock ("10% Stockholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Based solely upon information provided to the Company by officers, directors and 10% Stockholders, to the Company's knowledge, the Company believes that all of these filing requirements were satisfied by the Company's officers, directors and 10% Stockholders.

Independent Public Accountants

  The Company's principal accountant for the fiscal year ended June 30, 2000 was Grant Thornton. Grant Thornton shall continue as the Company's principal accountant for fiscal year ended June 30, 2001. An invitation has been extended to Grant Thornton to attend the Annual Meeting, and a representative is expected to attend. If such representative does attend the Annual Meeting, such representative will be afforded the opportunity to make a statement and respond to appropriate questions.

                                  MANAGEMENT

Directors and Executive Officers

     The following table sets forth certain information concerning the Company's current directors, except for Mr. Shingles who is expected to become a director on October 18, 2000, and executive officers. The term of office for each director is one year or until the next meeting of stockholders, at which time elections are held for each seat on the Company Board of Directors.

                                                   Position with Authoriszor Inc.                       Director and/or
Name                                                    or Authoriszor Ltd.                 Age     Executive Officer Since
----                                                    -------------------                 ---     -----------------------
Raymond G. H. Seitz.....................     Chairman of the Board of Authoriszor Inc.       59                1999
Don Box.................................     Director of Authoriszor Inc.                    49                1996
David J. Blanchfield....................     Research and Development Director of            50                1998/(1)/
                                             Authoriszor Ltd.
James L. Jackson........................     Vice President, Secretary and Director of       59                1997/(1)/
                                             Authoriszor Inc. and Managing Director of
                                             Authoriszor Ltd.
Barry Jones.............................     Director of Alliance and European Business      56                1999
                                             Development for Authoriszor Ltd.
Richard A. Langevin.....................     President, Chief Executive Officer, Interim     48                2000
                                             Chief Financial Officer and Director of
                                             Authoriszor Inc.
Ian McNeill.............................     Chairman of the Board of Authoriszor Ltd.       52                1999
Sir Malcolm L. Rifkind..................     Director of Authoriszor Inc.                    53                2000
Geoff Shingles..........................     Director of Authoriszor Inc.                    61                2000
David R. Wray...........................     Director of Authoriszor Inc. and Chief          53                1999/(1)/
                                             Technical Officer of Authoriszor Ltd.

___________

(1) James L. Jackson, David J. Blanchfield and David R. Wray became directors and executive officers of ITIS Technologies Limited, currently named Authoriszor Ltd., in 1997 and 1998 respectively.

  Raymond G. H. Seitz became our Chairman of the Board of Directors in December 1999 for a three year term. He has served as Vice Chairman of Lehman Brothers Europe, an investment bank, since 1995 and is currently a Director of Chubb Corporation, British Airways plc, Marconi plc, Cable & Wireless plc and Rio Tinto plc. From 1991 through 1994, Mr. Seitz had served as U.S. Ambassador to the United Kingdom.

  Richard A. Langevin became our President, Chief Executive Officer and Interim Chief Financial Officer in January 2000 for a term ending on December 31, 2003. Mr. Langevin has served on our Board since January 2000. Mr. Langevin has had 29 years of software and technology industry experience. From 1993 through 1997, Mr. Langevin provided management consulting and venture capital investment advice to emerging technology companies. From 1997 until December 1999, he worked for Bullsoft, the software division of Groupe Bull, where he served as General Manager-North America and Senior Director-Worldwide Sales Operations.

  James L. Jackson is a joint founder of Authoriszor Ltd. and has served as its Managing Director since the company's inception in 1997. Mr. Jackson joined our Board in July 1999 and became our Vice President and Secretary in January 2000. He served as Managing Director of Holdene Group plc, a UK computer information systems and services company, from 1974 through 1996, the year that Holdene Group plc entered administrative receivership in the UK.

  David R. Wray is a joint founder of Authoriszor Ltd. and since 1998 has been its Chief Technical Officer. He joined our Board in July 1999. He was the chief architect of our product suite, which was developed with David J. Blanchfield and James L. Jackson. Mr. Wray served as Managing Director of Synergetics GB, a UK software development company, from 1997 through 1999 and of Servo Computers Ltd., a computer systems integrator in the UK, from 1996 through 1997. From 1984 through 1996, Mr. Wray held the position of Business Development Manager at Holdene Group plc, a UK computer information systems and services company, until such company entered administrative receivership in the UK.

  Sir Malcolm L. Rifkind has served on our Board since January 2000 and has been a consultant to us since October 1999. In his capacity as a consultant, Sir Malcolm advises us on governmental organizations in the United Kingdom and United States that require highly secure transfers of critical and confidential information. In public service since 1974, he has served in the administrations of English prime ministers Margaret Thatcher and John Major and held posts in the UK including Secretary of State for Scotland, Secretary of State for Transportation, Secretary of State for Defense and Foreign Secretary. Since his retirement from public service in 1996, he has served as a consultant to several businesses including PriceWaterhouseCoopers, and he currently is a director of Ramco Energy plc.

  Don Box has served as one of our Directors since May 1996 and served as our Assistant Secretary from May 1996 through January 2000. Mr. Box has served as an Executive Vice President at Remington Oil and Gas Corporation, a publicly held oil and gas exploration and production company, since November 1997. He served as Chairman of the Board of Box Energy Corporation, which is listed on NASDAQ, a public company owning oil and gas interests in the Gulf of Mexico and mainland U.S., from 1993 through November 1997, and served as Chief Executive Officer and President of Box Energy Corporation from January 1996 through November 1997. Since 1992, Mr. Box has been President and a Director of Box Brothers Holding Company, which is engaged in the oil and gas business. Box Brothers underwent a plan of reorganization pursuant to Chapter 11 of the U.S. Bankruptcy Code in Federal Bankruptcy Court in Delaware, which plan was confirmed in 1997. From 1990 until 1996, Mr. Box was President of Race Circuits Management of Texas, which was engaged in motor sports promotion. Don Box holds a Bachelor of Science degree in Economics from the Wharton School of Business and a Masters degree in Business Administration from Southern Methodist University.

  Geoff Shingles is expected to be appointed to our Board, effective October 18, 2000. Mr. Shingles has over 35 years of multinational general management experience. Most of this experience was gained while Mr. Shingles was employed at Digital Equipment Co. Limited. During his career at Digital, Mr. Shingles held positions including Director of North Europe, Vice President of European Marketing and Corporate Vice President responsible for Digital's operations in thirteen European countries. In addition, Mr. Shingles served as Chairman and Chief Executive of Digital. Mr. Shingles currently holds positions with:
Imagination Technologies Group PLC, a provider of video and audio systems, as Chairman since 1994 and Director of Interregnum Venture Marketing Ltd., a high technology venture fund, since 1994. In addition, Mr. Shingles has served as Chairman of Eurotel Telecom Limited, a privately held telecommunications company, since 1998 and Chairman of Nanomagnetics Ltd., a provider of solutions for magnetic storage, since 1999.

  Ian H. McNeill has served as Chairman of Authoriszor Ltd. since July 1999. He served as Managing Director of Commercial Technology Limited, which assists information companies in the areas of re-financing and mergers and acquisitions, from 1991 through 1999. Mr. McNeill is on the Boards of WRDC Limited and Zilex.com plc, both UK software suppliers.

  David J. Blanchfield is a joint founder of Authoriszor Ltd. and has served as Director of Research and Development of Authoriszor Ltd. since 1998. Mr. Blanchfield was a software developer for Synergetics Ltd., a UK software development company, from 1997 through 1999. He held the position of Personal Computer Support Manager at Freemans plc, a UK mail order company, from 1995 through 1997. David Blanchfield has had a varied career in the information technology industry since 1969.

  Barry Jones is the Director of Alliance and European Business Development for Authoriszor Ltd. From July 1999 until August 2000, Mr. Jones was the Sales and Marketing Director of Authoriszor Ltd. From 1996 through 1999, Mr. Jones served as Managing Director of Ubik.net Ltd., a UK company that specializes in business to consumer electronic commerce software. Since 1995, Mr. Jones has provided consulting services through CMM Ventures Limited to Internet and e-commerce start-ups. Prior to that time Mr. Jones, commencing in 1991, provided consulting services, specializing in channel management and marketing, to a number of large information technology companies, including IBM, Digital Equipment Corporation and Sun MicroSystems, as well as many smaller software companies. He also served as Director of European Business Development for WebMate International Ltd., a subsidiary of WebMate Technology Inc., which develops Web development software.

                       BOARD OF DIRECTORS AND COMMITTEES

  The Board of Directors held two regularly scheduled meetings and four special meeting during the fiscal year ended June 30, 2000. In addition, the Board of Directors acted by unanimous consent on several occasions during the fiscal year ended June 30, 2000.

  Committees of the Board of Directors include the Executive Committee, the Audit Committee and the Compensation Committee.

  The Company established the Executive Committee in August 2000. The Executive Committee may meet or take written action when the Board is not otherwise meeting and has the same level of authority as the Board, with the exception that the Executive Committee does not have the power to transact any business or otherwise take any action that is contrary to the Bylaws of the Company or any other action not permitted to be delegated to a such a committee under the laws of the state of Delaware. The Executive Committee consists of Raymond Seitz, Richard Langevin and James Jackson. No meetings of the Executive Committee were held during the fiscal year ended June 30, 2000.

  The Audit Committee consists of Don Box and Raymond Seitz. The Board of Directors has adopted an Audit Committee Charter. Pursuant to this Charter, the Audit Committee serves as an independent party to monitor the Company's financial reporting process and internal control system, reviews and appraises the audit efforts of the Company's independent accountants and provides an open avenue of communication among the independent accountants and the Company's senior management and the Board of Directors. The Audit Committee held no meetings in fiscal 2000 with the independent auditors and management but held one meeting with the auditors and management following the end of fiscal year 2000 to discuss the audit thereof.

  The Compensation Committee consists of Don Box and Sir Malcolm Rifkind. The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for the Company's senior management. The Compensation Committee may administer the 2000 Omnibus Stock and Incentive Plan, when and if adopted. The Compensation Committee is also responsible for setting and reviewing Mr. Langevin's achievement of certain business objectives on a quarterly basis pursuant to his Employment Agreement. See "Executive Compensation--Employment Contracts, Termination of Employment and Changes in Contract Agreements." Prior to January 12, 2000, we did not have a Compensation Committee or other committee of the Board of Directors performing similar functions. Decisions concerning compensation of executive officers generally have been made by the entire Board of Directors. None of the executive officers or directors currently serves on the Compensation Committee of another entity or on any other committee of the Board of Directors of another entity performing similar functions. The Compensation Committee held no meetings and acted on several occasions by unanimous consent during the fiscal year ended June 30, 2000.

  During the fiscal year ended June 30, 2000, all of the directors attended 75% or more of the meetings of the Board and the committees on which such directors served.

Director Compensation

  Directors currently do not receive any cash compensation from us for their services as members of the Board or Board committees, except as discussed below. Directors are reimbursed for actual and reasonable out of pocket expenses in connection with attendance at Board and committee meetings.

   In October 2000, it is expected that Geoff Shingles will be appointed to the Company's Board of Directors to serve as a Director, effective October 18, 2000. For his service to the Board of Directors, Mr. Shingles is entitled to a retainer fee of $48,000 per year, payable monthly in arrears. In addition and subject to stockholder approval, Mr. Shingles is to be appointed to the Board of Directors for a three (3) year term, provided, however, that Mr. Shingles appointment to the Board of Directors is terminable by the Company or Mr. Shingles upon three months written notice by either party, as the case may be. In addition, the Company may terminate Mr. Shingles' directorship immediately under certain circumstances.

   Pursuant to the proposed agreement between the Company and Mr. Shingles relating to his appointment to the Board of Directors, the Company has proposed granting Mr. Shingles a stock option pursuant to the Plan to acquire 100,000 shares of Company common stock at an exercise price equal to the closing price of the Company's common stock on Nasdaq on the effective date of such appointment, October 18, 2000. The stock option shall become immediately exercisable for a three (3) year term if, and at the time, Mr. Shingles is elected to the Board of Directors at the Company's Annual Meeting, and the Plan is approved by the stockholders of the Company. See "Director Compensation."

   Effective from December 1, 1999, we appointed Raymond Seitz to the Company's Board to serve as Chairman. The Company granted Mr. Seitz a stock option to acquire 200,000 shares of the Company's common stock at an exercise price of $3.00 per share, which is currently exercisable until October 30, 2002, and he is entitled to a retainer of $4,000 per month. He is required to devote an average of two days per month to his duties to us.

   Effective October 1, 1999, we appointed Sir Malcolm Rifkind as a consultant to the Company's Board of Directors. Under his Consulting Agreement, we granted Sir Malcolm Rifkind a stock option to acquire 200,000 shares of common stock at an exercise price of $1.00 per share, which is currently exercisable until September 30, 2002, and he is entitled to a retainer of (Pounds)2,500 per month plus Value Added Tax. On January 12, 2000, we elected Sir Malcolm Rifkind to the Company's Board of Directors .

   On July 22, 1999, we entered into a consultancy agreement with Robert Jeffcock under which he agreed to perform the roles of the Company's Chairman, President and Chief Executive Officer. The consultancy was for an initial period of 6 months, after which it was terminable on one month's notice by either party. The fee payable under this consultancy was initially $5,000 per month. However, effective December 1, 2000, the fee payable to Mr. Jeffcock pursuant to his consultancy agreement increased to $10,000 per month. Mr. Jeffcock resigned his Chairmanship as of December 1, 1999, resigned as Chief Executive Officer and President effective January 1, 2000 and resigned as a director effective June 30, 2000. Mr. Jeffcock received $10,000 per month from January 1, 2000 until May 31, 2000 for his services as a consultant to the Company.

   In April 1999, Don Box was awarded a stock grant of 20,000 shares of the Company's common stock for compensation for his services on the Company's Board of Directors. The shares, which are restricted securities as defined in Rule 144 of the Securities Act of 1933, as amended (the "Securities Act"), were valued for such purpose at $.20 per share, which was the current price of the Company's common stock on the OTC Bulletin Board as of April 27, 1999, the date of grant.

                            EXECUTIVE COMPENSATION

   The following table provides summary information concerning compensation paid by the Company to its Chief Executive Officers and the four most highly compensated executive officers whose salary and bonus in the current fiscal year exceeded $100,000 (the "Named Executive Officers") for the three most recent fiscal years. In November 1999, the Company changed its fiscal year end from December 31 to June 30. The summary information provided is for the 12 months ended June 30, 2000, the 12 months ended December 31, 1999 and the 12 months ended December 31, 1998.

                          Summary Compensation Table

                                                           Long Term Compensation               All Other
     Name and Principal       Fiscal   Annual                 No. of Securities                   Annual
          Position             Year    Salary     Bonus      Underlying Options                Compensation
          --------             ----    ------     -----      ------------------                ------------
Richard A. Langevin/(1)/       2000   $112,500   $62,500           500,000                      $    -0-
President, CEO, Interim        1999     N/A        N/A               N/A                           N/A
CFO                            1998     N/A        N/A               N/A                           N/A

Robert P. Jeffcock/(2)/        2000   $ 85,000   $   -0-          $    -0-                      $    -0-
President                      1999        -0-       -0-               -0-           250,000 shares of common stock/(3)/
and CEO                        1998   $ 90,000       -0-           200,000                           -0-

James L. Jackson               2000   $ 87,500   $37,500               -0-                      $ 2,813/(3)/
Vice President and Secretary   1999     N/A        N/A               N/A                           N/A
and Managing Director of       1998     N/A        N/A               N/A                           N/A
Authoriszor Ltd.

David R. Wray                  2000   $ 87,500   $37,500               -0-                      $ 2,813/(4)/
Director of the Company and    1999     N/A        N/A               N/A                           N/A
Chief Technical Officer of     1998     N/A        N/A               N/A                           N/A
Authoriszor Ltd.

David Blanchfield              2000   $ 87,500   $37,500               -0-                      $ 2,813/(4)/
Research and Development       1999     N/A        N/A               N/A                           N/A
Director of Authoriszor Ltd.   1998     N/A        N/A               N/A                           N/A

Barry Jones                    2000   $ 65,625   $37,500           131,214                      $20,363/(5)/
Sales and Marketing            1999     N/A        N/A               N/A                           N/A
Director of Authoriszor Ltd.   1998     N/A        N/A               N/A                           N/A

(1) Mr. Langevin became President and Chief Executive Officer of the Company effective January 1, 2000. Therefore, the compensation information reflected herein is for the period January 1, 2000 to June 30, 2000.

(2) Mr. Jeffcock resigned as the Company's President and CEO effective January 1, 2000 and resigned as a director of the Company effective June 30, 2000. The compensation paid to Mr. Jeffcock from July 22, 1999 though November 31, 2000 consisted of $5,000 per month for his services as President and CEO of the Company. Effective December 1, 2000, the compensation paid to Mr. Jeffcock for the performance of his executive roles with the Company increased to $10,000 per month. Additionally, from January 1, 2000 to May 31, 2000, Mr. Jeffcock received compensation of $10,000 per month for his services as a consultant to the Company.

(3) In April 1999, Mr. Jeffcock was granted 250,000 shares of the Company's common stock in lieu of compensation. These shares, which are restricted securities as defined in Rule 144 of the Securities Act, were valued for such purpose at $.20 per share, which was the current market price of the Company's common stock on the OTC Bulletin Board as of April 27, 1999, the date of grant.

(4)    Company pension contribution.

(5) Consists of a pension contribution by the Company in the amount of $2,813 and a consultant fee paid in Mr. Jones' Director capacity in the amount of $17,550.

Stock Options

     The following table summarizes information concerning grants of stock options to the Chief Executive Officers and the Named Executive Officers during the fiscal year ended June 30, 2000.

          Stock Option Grants During Fiscal Year Ending June 30, 2000

                                                                                               Potential Realizable value
                                                                                               at assumed annual rates of
                                                  Individual Grants                             stock price appreciation
                                                                                                  for option term/(3)/
                               Number of          % of Total Options
                              Securities              Granted to
                              Underlying               Employees       Exercise  Expiration
Name                        Options Granted           During 2000       Price       Date            5%          10%
----                        ---------------           -----------       -----       ----            --          ---
Richard A. Langevin           500,000/(1)/               43.1          $6.75    12/31/09       $2,122,518   $5,378,880
Robert P. Jeffcock                N/A                     N/A            N/A        N/A             N/A           N/A
James L. Jackson                  N/A                     N/A            N/A        N/A             N/A           N/A
David R. Wray                     N/A                     N/A            N/A        N/A             N/A           N/A
David Blanchfield                 N/A                     N/A            N/A        N/A             N/A           N/A
Barry Jones                   131,214/(2)/               19.9          $2.00     9/30/08          125,299      299,168

___________

(1) These options vest as follows: 200,000 shares exercisable on or after January 1,2001; 200,000 shares exercisable on or after January 1, 2001; 100,000 shares exercisable on or after January 1, 2002; 100,000 shares exercisable on or after January 1, 2003; and 100,000 shares exercisable on or after January 1, 2004, assuming that Mr. Langevin is employed by the Company on each respective vesting date.

(2) These options vest up to 25% per year annually beginning October 1, 2000, assuming that Mr. Jones is employed by Authoriszor Ltd. on each respective vesting date.

(3) The dollar amounts under these columns represent the potential realizable value of each grant of options assuming that the market price of the Company's common stock appreciates in value from the date of grant at the 5% and 10% annual rates prescribed by SEC rules for the term of the option until such option's expiration and, therefore, are not intended to forecast possible future appreciation, if any, of the price of the Company's common stock.

     The following table provides certain information concerning the exercise of stock options during the fiscal year ended June 30, 2000 by the Chief Executive Officers and the Named Executive Officers and unexercised stock options held by such officers at June 30, 2000.

               Aggregated Stock Option Exercises In Last Fiscal
             And Option Values for Fiscal Year Ended June 30, 2000

                                                         Number of Securities             Value of Unexercised In-the-
                                                        Underlying Unexercised                  Money Options at
                                                     Options at June 30, 2000 (#)            June 30, 2000 ($)/(1)/
                                                     ----------------------------            ----------------------
                          Shares
                        Acquired on       Value
Name                     Exercise       Realized      Exercisable    Unexercisable         Exercisable     Unexercisable
----                     --------       --------      -----------    -------------         -----------     -------------
Richard A. Langevin         N/A            N/A             N/A           500,000                N/A          $1,875,000
Robert P. Jeffcock        200,000       $2,111,667         N/A              N/A                 N/A              N/A
James L. Jackson            N/A            N/A             N/A              N/A                 N/A              N/A
David R. Wray               N/A            N/A             N/A              N/A                 N/A              N/A
David Blanchfield           N/A            N/A             N/A              N/A                 N/A              N/A
Barry Jones                 N/A            N/A             N/A           131,214                N/A          $1,115,319

___________
(1) Market value of underlying securities at exercise date or fiscal year end, as the case may be, minus the exercise price.

     Effective as of March 1, 2000, Authoriszor Ltd. made certain contributions to directors, executive officers and other employees of Authoriszor Ltd. with respect to the personal pension plan of each such person in the UK. Pursuant to the terms of such plan, Authoriszor Ltd. made a contribution to the personal pension plans of directors and officer of Authoriszor Ltd. in an amount that did not exceed 7.5% of the annual salary of such directors and executive officers. Certain Named Executive Officers of the Company have received contributions pursuant to such plan. See: "Executive Compensation."

Certain Transactions

     There are no material proceedings to which any director, officer or other affiliate of the Company, any owner of record or beneficially of more than five percent of any class of the Company's voting securities, or any associate of any of the Company's directors, officers, affiliates or such security holders is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

     The following summarizes certain material agreements between the Company and its officers, directors and existing stockholders with a beneficial interest in excess of 5% of the Company's outstanding common stock. The summary is not a complete description of such agreements and, therefore, this discussion is qualified in its entirety by reference to the agreements, copies of which will be made available for inspection upon written request. It is the Company's intention that in the future, transactions with its directors, officers, employees or affiliates will be minimal and will be approved in advance by a majority of the disinterested members of the Company's Board of Directors.

     In January 2000, the Company made an offer to Robert Jeffcock, then a director and former President and Chief Executive Officer of the Company, to discount the exercise price of options held by him from $1.00 to 66.66 cents provided that his option be exercised no later than January 31, 2000. The options were exercised in January 2000.

     During the month of December 1999, the Company, in an effort to raise short term capital, offered an incentive to certain parties holding 533,333 warrants to exercise their warrants by reducing the exercise price from $1.50 to $1.00. Warrants to acquire 302,667 of such shares of common stock were held by Roy G. Williams, or entities affiliated with Mr. Williams, a 10% holder of our common stock at such time. Warrants underlying 436,000 of such shares of common stock were exercised during December 1999.

     Since January 1, 1999, the Company entered into certain consultancy agreements with Sir Malcolm Rifkind and Robert Jeffcock, granted stock options to Raymond Seitz, proposed to grant stock options to Geoff Shingles and awarded stock to Don Box in connection with their service on the Company's Board of Directors. See: "Board of Directors and Committees - Director Compensation."

     The Company acquired Authoriszor Ltd. on July 22, 1999. In conjunction with the share sale agreement:

     . Robert Jeffcock and Ian McNeill were elected to the Board of Authoriszor Ltd.;

     . James Jackson and David Wray were appointed to the Company's Board of Directors;

     .  James Jackson received 1,307,733 shares of the Company's common stock;

     . David Blanchfield received 1,307,733 shares of the Company's common stock;

     .  David Wray received 1,307,733 shares of the Company's common stock;

     .  Ian McNeill received 688,390 shares of the Company's common stock; and

     .  Barry Jones received 68,786 shares of the Company's common stock.

     .  Mr. Jeffcock is no longer on the Board of Directors of Authoriszor Ltd.

     Authoriszor Ltd. entered into employment contracts with James Jackson, David Wray and David Blanchfield. See "Employment Contracts, Termination of Employment and Change-in-Control Agreements."

     Each of Commercial Technology Ltd. ("CTL"), which is controlled by Ian McNeill, and CMM Ventures Limited, which is controlled by Barry Jones, entered into consultancy agreements with Authoriszor Ltd. on July 22, 1999, under which:

     . CTL would provide the services of Ian McNeill to manage the financial affairs of Authoriszor Ltd.; and

     . CMM Ventures Limited would provide the services of Barry Jones as Marketing Director designate of Authoriszor Ltd.

     The fee payable under each such agreement was approximately $4,950 plus Value Added Tax per month.

     The consultancy agreements were each set up for an initial period of 6 months, and after that period are terminable by either party on one month's notice.

     The CMM Ventures Limited consultancy agreement was terminated with effect from November 30, 1999, at which time Barry Jones entered into a service agreement with Authoriszor Ltd. with effect from December 1, 1999, on terms similar to those set out above, at an annual salary of approximately $123,750 and an initial fixed term to expire on December 1, 2001.

     The consultancy fee payable to CTL was increased with effect from December 1, 1999 to approximately $10,310 plus Value Added Tax per month. The CTL consultancy agreement was terminated with effect from June 30, 2000, at which time CTL entered into a consulting agreement with Authoriszor Ltd. with effect from July 1, 2000, on terms similar to those set forth in the preceding paragraphs, with the exception that the fee payable to CTL was increased to $150,000 per annum. The consulting agreement was for an initial fixed term to expire on June 30, 2001, subject to standard termination provisions. Either the Company or CTL may terminate the consulting agreement upon four (4) months written notice of such termination.

     In July 1999, we issued 300,000 shares of the Company's common stock to Roy Williams upon the exercise by Minmet plc of its option to purchase Mineradora de Bauxita Ltda., a former subsidiary of the Company, as payment of his finder's fee pursuant to his finder's fee agreement with the Company. These shares, which are restricted shares under Rule 144 of the Securities Act, were valued for such purpose at $.20 per share, which was the current market price of the Company's common stock on the OTC Bulletin Board as of April 27, 1999, the date the Company approved the issuance.

Employment Contracts, Termination of Employment and Change-in-Control Agreements

     On July 22, 2000, Mr. Jeffcock entered into an agreement with the Company to provide his services as a member of the Board and as President and Chief Executive Officer. Pursuant to the terms of the agreement, Mr. Jeffcock was paid $5,000 per month for his service as the President and Chief Executive Officer of the Company. Effective December 1, 1999, the monthly amount paid to Mr. Jeffcock increased from $5,000 to $10,000 per month. Mr. Jeffcock resigned his Chairmanship as of December 1, 1999 and resigned as Chief Executive Officer and President effective January 1, 2000. From January 1, 2000 to May 31, 2000, Mr. Jeffcock was paid compensation in the amount of $10,000 per month for his services as a consultant to the Company. Mr. Jeffcock resigned as a Director of the Company effective June 30, 2000. See: "Board of Directors and Committees - Director Compensation."

     We entered into an Executive Employment Agreement with Richard A. Langevin, dated as of January 1, 2000, under which he has been appointed the Company's Chief Executive Officer. The term of this agreement is four years, expiring December 31, 2003, and terminable immediately for cause by either Mr. Langevin or the Company. Mr. Langevin is entitled to compensation of:

     .  a base salary of $225,000;
     . a minimum annual bonus of $125,000, payable in pro rata quarterly increments, provided that certain quarterly Management-by-Objectives targets are achieved; and
     . stock options to purchase a cumulative total of 500,000 shares of the Company's common stock at an exercise price of $6.75 per share, subject to certain adjustments as provided in the Stock Option Agreements, in increments of: 200,000 shares exercisable on or after January 1, 2001; 100,000 shares exercisable on or after January 1, 2002; 100,000 shares exercisable on or after January 1, 2003; and 100,000 shares exercisable on or after January 1, 2004.

     The options terminate on December 31, 2009. At Mr. Langevin's request, Company will file a registration statement on Form S-8 registering the issuance of the shares underlying his options, provided that the Company meets the requirements of Form S-8. In the event of a sale of the Company during the term of the agreement, all salary payments and bonus payments under the agreement would become immediately due and payable and all options would become immediately exercisable. The agreement contains a nondisclosure provision with an unlimited duration and non-competition and non-interference provisions effective for twelve months subsequent to termination of the agreement.

     On July 22, 1999, the date the Company acquired Authoriszor Ltd., each of James Jackson, David Wray and David Blanchfield entered into service agreements with Authoriszor Ltd, under which they were appointed as follows:

James L. Jackson ...........................................   Managing Director
David R. Wray ..............................................   Technical Director
David Blanchfield ..........................................   Research Development Director

     The agreements are all for an initial fixed three year term and terminable on 12 months' notice after the expiration of the term by either party. They are each entitled to a salary of approximately $123,750 together with an entitlement to earn up to a further approximately $41,250 by way of bonus, based on agreed targets, during the first year after February 18, 2000, the date the Company completed its $30,000,000 placement in the United Kingdom and Europe of 2,727,273 shares of the Company's common stock at $11.00 per share pursuant to Regulation S promulgated under the Securities Act. In addition, each individual is entitled to receive a contribution of 7 1/2% of basic salary to his personal pension scheme. The agreements also contain provisions dealing with the ownership of intellectual property and a restrictive covenant for a 12 month period after termination of employment.

                             ELECTION OF DIRECTORS
                                   (ITEM 1)

     The Board of Directors has nominated for directors the seven individuals named below to be elected at the Annual Meeting to hold office until the next annual meeting of stockholders, or until their respective successors shall have been duly elected and shall have qualified. All of the nominees are currently directors of the Company, except Mr. Shingles who is expected to become a director of the Company effective October 18, 2000. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy. A plurality of the votes cast in person or by proxy by the holders of common stock is required to elect a director.

                                                                Present
                                                            Office(s) Held              Director
            Nominee                          Age            In the Company                Since
            -------                          ---            --------------                -----
Raymond G. H. Seitz..................         59           Chairman of the Board           1999

Don Box..............................         49                    None                   1996

James L. Jackson.....................         59         Vice-President, Secretary         1997

Richard A. Langevin..................         48        President, CEO, Interim CFO        2000

Sir Malcolm L. Rifkind...............         53                    None                   2000

Geoff Shingles.......................         61                    None                   2000

David R. Wray........................         53          Chief Technical Officer          1999
                                                            of Authoriszor Ltd.

     See: "Management - Directors and Executive Officers" for the principal occupations and other employment of the nominees during the past five years and their historical directorships in certain other companies.

     None of the nominees is related to any other nominee or to any executive officer or director of the Company by blood, marriage or adoption (except relationships, if any, more remote than first cousin).


  The Board of Directors recommends voting "FOR" each of the seven nominees.


                           PROPOSAL TO ESTABLISH THE
                     2000 OMNIBUS STOCK AND INCENTIVE PLAN
                              OF AUTHORISZOR INC.
                                   (Item 2)

     The Board of Directors has adopted, subject to stockholder approval, the 2000 Omnibus Stock and Incentive Plan (the "Plan"). The Board of Directors believes that the Plan will be a useful stock-related benefit program principally for attracting and retaining directors and employees and providing additional incentive for all directors and employees to promote the success of the Company. The Company plans to file a registration statement on Form S-8 under the Securities Act to register the issuance of shares of Company common stock underlying the stock options granted under the Plan. After such registration statement becomes effective under the Securities Act, shares purchased pursuant to the options granted under the Plan could be sold by persons who are not affiliates of the Company in the open market without compliance with the provisions of Rule 144 of the Securities Act. Shares purchased by affiliates of the Company pursuant to options granted under the Plan could be sold in the open market, subject to compliance and the provisions of Rule 144 of the Securities Act, except for the holding period requirements of Rule 144, which are not applicable.

     Stockholder approval of the Plan is sought to comply with the Internal Revenue Code of 1986, as amended (the "Code"), and the rules and regulations of the NASDAQ Stock Exchange, Inc. (the "NASDAQ"). Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the outstanding shares of common stock present and voting at the Annual Meeting in person or by proxy is necessary to approve the Plan. Proxies will be voted for or against such approval in accordance with the specifications marked thereon and, if no specifications are made, will be voted in favor of such approval. If the Plan is not approved at the Annual Meeting, (i) each Incentive Stock Option, if any, granted pursuant to the Plan prior to the date of the Annual Meeting shall be deemed to be a Non-Qualified Stock Option; (ii) each stock option (a "NASDAQ Option") that is required to be approved by the stockholders of the Company pursuant to NASDAQ's regulations that was granted prior to the Annual Meeting shall terminate and be of no further force or effect; (iii) each option other than a NASDAQ Option that was granted prior to the Annual Meeting shall not terminate and shall remain in effect; and (iv) no further options shall be granted hereunder.

     In the following pages we have summarized the principal features of the Plan. For a copy of the Plan, please call (781) 359-9650 or write to the Secretary at the address on the cover of this Proxy Statement and a copy will be mailed to you without charge.

     The Board recommends that you vote for the approval of the Plan.

Description of the 2000 Omnibus Stock and Incentive Plan of Authoriszor Inc.

General

     The Plan was adopted, subject to stockholder approval, by the Company's Board of Directors effective as of July 26, 2000. The Plan authorizes the issuance of options to purchase up to 1,700,000 shares of common stock. The purpose of the Plan is to enable directors, certain consultants, and eligible employees of the Company and its subsidiaries to acquire a stock ownership interest in the Company and encourage them to remain in the employ of the Company or its subsidiaries. The Plan authorizes the granting of Non-Qualified Stock Options (including reload options) and Incentive Stock Options. The options granted under the Plan permit the optionees to purchase shares of common stock at a price determined by the Committee but in the case of Incentive Stock Options, at a price that is not less than the fair market value of the common stock on the date of grant of the option, provided that if the recipient of an incentive stock option owns more than 10% of the total combined voting power of all classes of the Company's stock, the exercise price shall not be less than 110% of the fair market value on the date of grant. A maximum duration of 10 years has been established for the Plan. The Board of Directors of the Company, however, has the power to suspend or terminate the Plan at any time, provided such suspension or termination does not affect outstanding options granted under the Plan.

Shares Authorized and Award Limits

     We are asking you to authorize 1,700,000 shares of the Company's common stock for issuance under this Plan, of which up to 1,700,000 may be granted as Incentive Stock Options, within the meaning of Section 422 of the Code. The Plan limits the annual awards to individual participants to options covering no more than 200,000 shares.

     The Plan provides that the following shares of common stock covered by Plan awards may be utilized for subsequent awards under the Plan: shares are that forfeited, shares exchanged or delivered to the Company in exercising options, and any shares that are used to settle the minimum tax withholding obligations of the Company as a result of the exercise of an option. No person shall have any rights as a stockholder with respect to any shares of common stock covered by an option prior to the date of issuance of a stock certificate for such shares.

Administration

     The Plan shall be administered by a committee (the "Committee") of at least two members of the Board and is intended to satisfy the requirements of Rule 16b-3 under the Exchange Act and Section 162(m) of the Code. All awards granted under the Plan shall be on the terms, and subject to, the conditions determined by the Committee consistent with the Plan. The Committee shall have authority to interpret conclusively the provisions of the Plan, to adopt such rules and regulations for carrying out the Plan as it may deem advisable, to decide conclusively all questions of fact arising in the application of the Plan, to establish performance criteria in respect of awards under the Plan, to certify that Plan requirements have been met for any participant in the Plan, to submit such matters as it may deem advisable to the Company's stockholders for their approval, and to make all other determinations and take all other actions necessary or desirable for the administration of the Plan. The Committee is expressly authorized to adopt rules and regulations limiting, or eliminating its discretion in respect of certain matters as it may deem advisable to comply with or obtain preferential treatment under, any applicable tax or other law, rule, or regulation. All decisions and acts of the Committee shall be final and binding upon all affected plan participants.

     If no Committee has been designated to administer the Plan, references to the Committee shall be deemed to be references to the Board, whose members shall not be required to meet the above Rule 16b-3 and 162(m) requirements.

Eligibility and Participation

     Directors, key employees, including officers, and consultants of the Company and its subsidiaries shall be eligible for awards under the Plan. Selection of certain eligible participants and the determination of extent and timing of their participation shall be designated by the Committee.

Terms of Options -- Method of Payment

     The term of an option granted under the Plan shall be determined by the Committee, except that, in the case of an Incentive Stock Option, the term of the option shall not exceed ten (10) years from the date of grant unless the grant is to a person who on the date of grant owns (within the meaning of Section 422(b)(6) of the Code), directly or indirectly, stock possessing more that ten percent (10%) of the total combined voting power of all classes of the Company's stock, in which case the term of the option shall not exceed five (5) years from the date of grant, and, notwithstanding any other provision of this Plan, no option shall be exercised after the expiration of its term.

     The Committee may authorize payment for shares as to which an option is exercised to be made in cash, shares of common stock owned by the participant for at least six (6) months, or a combination thereof, by "cashless exercise" or in such other manner as the Committee in its sole discretion may provide. The Committee, in its sole discretion and on such terms as it may determine, may loan money to the participant, guarantee a loan to the participant, or otherwise assist the participant in obtaining the necessary cash to exercise all, or a portion of, an award granted hereunder, or to pay any tax liability of the Participant attributable to such exercise.

     The Committee shall have the authority to specify that the participant to whom an option is or was granted under this Plan shall be granted a reload option in the event such person exercises all or a part of an option by surrendering already-owned unrestricted shares of common stock in full or partial payment of the exercise price (a "Reload Option"). Each Reload Option shall cover a number of shares of stock equal to the number of shares of stock surrendered in payment of the exercise price, shall have an exercise price per share of stock equal to the Fair Market Value of the stock on the date of grant of such Reload Option and shall expire on the stated expiration date of the original option. Any Reload Option may provide for the grant, when exercised, of subsequent Reload Options. A Reload Option shall contain such other terms and conditions as the Committee in its sole discretion shall deem desirable and which may be set forth in rules or guidelines adopted by the Committee or in the option agreement evidencing the Reload Option.

Exercise Price

     The exercise price per share shall be determined by the Committee, except that in the case of an option granted as an Incentive Stock Option, the exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value, as determined by the Committee, of a share of common stock on the date the option is granted (one hundred ten percent (110%) in the case of an Incentive Stock Option granted to a person who on the date of grant owns (within the meaning of Section 422(b)(6) of the Code) directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of the Company's stock). The Fair Market Value of a share of common stock on any date of reference means the closing price on the date of grant, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For purposes of the Plan, the "Closing Price" of the common stock on any business day shall be: (a) if the common stock is listed or admitted for trading on any United States national securities exchange or included on NASDAQ, the last reported sale price of common stock on such exchange or system, as reported in any newspaper of general circulation; (b) if the common stock is quoted on the OTC Bulletin Board or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the common stock on such system; (c) if neither clause (a) nor (b) is applicable, the mean between the high bid and low asked quotations for the common stock as reported by the National Quotation Bureau, Incorporated if at least two (2) securities dealers have inserted both bid and asked quotations for the common stock on at least five (5) of the ten (10) preceding days; (d) in lieu of the above, if actual transactions in the common stock are reported on a consolidated transaction reporting system, the last sale price of the common stock for such day and on such system; or (e) if no transactions in the common stock are reported in accordance with (a), (b), (c) or (d), the fair market value of a share of common stock as determined by the Board.

Withdrawal -- Termination of Employment -- Death

     The Committee shall have discretion to specify in each participant's option agreement, or, with the consent of the participant, an amendment thereof, provisions with respect to the period, not extending beyond the term of the option, during which the option may be exercised following the participant's termination of employment; provided, however, that Incentive Stock Options that have not been previously exercised, must be exercised within three (3) months following the participant's date of termination unless employment is terminated because of death or disability, in which event the exercise period is extended to one (1) year following the date of termination.

Adjustments

     The Plan provides for adjustment of options authorized for issuance under the Plan in the event of stock dividends, stock splits, recapitalizations, combinations, mergers, consolidations, liquidations, split-ups, split-offs, spin-offs and other similar changes in the Company's stock, or any distributions to the stockholders, other than regular cash dividends. In that event, the Committee will make such substitution or adjustments in the aggregate number or class of shares that may be distributed under the Plan (including the substitution of similar awards denominated in the shares of another company) and in the number, class and option price or other price of shares subject to outstanding awards as it believes equitable or appropriate to maintain the purpose of the original grant.

Transferability -- Delivery

     Except as may be permitted by the Committee, options granted pursuant to the Plan shall not be assignable or transferable by the holder thereof except by will or by the laws of descent and distribution. Except as expressly provided in the Plan or as may be permitted by the Committee, during the life of the holder, awards under the Plan shall be exercisable only by such holder or by the guardian or legal representative of such holder and are exercisable only during the participant's lifetime.

Termination or Amendment

     The Board may at any time, with respect to any shares not at the time subject to outstanding options, suspend or terminate the Plan. The Board may also amend the Plan from time to time as it deems advisable, but no amendment shall, without prior stockholder approval, (i) increase the maximum number of shares subject to the Plan or the maximum number of shares for which options may be granted to any one employee (other than adjustments to prevent dilution or enlargement of participant rights in the event of fundamental changes to the Company); change the class of personnel eligible for the grant of options, (iii) permit the grant of awards in the form of Incentive Stock Options that expire beyond the maximum ten-year period of the Plan; or (iv) extend the termination date of the Plan. In addition, no amendment or suspension of the Plan or any award thereunder shall, except as specifically permitted in any award, substantially impair any award previously granted to a holder without the written consent of such holder.

Certain Federal Tax Income Consequences

     The following discussion of the federal income tax consequences of participation in the Plan for typical participant is only a summary, does not purport to be complete and does not cover, among other things, foreign, state and local tax treatment of participation in the Plan. Furthermore, differences in individual participant's financial situations may cause federal income tax consequences of participation in the Plan to vary.

     No taxable income is realized by a participant upon the grant or exercise of an Incentive Stock Option. However, the exercise of an Incentive Stock Option may result in alternative minimum tax liability for the participant. If no disposition of the shares of common stock issued to a participant pursuant to the exercise of an Incentive Stock Option is made by the participant within two years from the date of grant or one year after the issuance of such shares to the participant, then upon the sale of such shares, any amount realized in excess of the exercise price will be taxed to the participant as long-term capital gain and any loss sustained will be long-term capital loss, and no deduction will be allowed to the participant's employer for Federal income tax purposes.

     If shares of common stock acquired on the exercise of an Incentive Stock Option are disposed of prior to the expiration of the two year/one year holding periods described above, such disposition will be a "disqualifying disposition" and the participant will recognize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares of the date of exercise (or, if less, the amount realized on the disposition of such shares) over the option price of the shares. The employer of the participant will be entitled to deduct an amount equal to the ordinary income recognized by the participant. Any gain realized because the sale price was greater than the fair market value of the shares on the date of exercise, will be taxed as short-term or long-term capital gain and will not result in any deduction by the employer of the participant. Special rules will apply if all or a portion of the exercise price of an Incentive Stock Option is paid by tendering shares of common stock.

     With respect to Non-Qualified Stock Options, no income is realized by the participant at the time the option is granted. Generally, at exercise, ordinary income is recognized by the participant in an amount equal to the difference between the exercise price and the fair market value of the shares of common stock on the date of exercise, and the employer of the participant receives a tax deduction for the same amount. Upon the ultimate disposition of such shares, any appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares have been held following the date of exercise.

Recent Share Price

     On September 27, 2000 (the record date for the Annual Meeting), the closing market price for Company common stock was $7.31 per share.

Awards to Named Officers and Other Employees

The following table provides information concerning options, which are Non-Qualified Stock Options, to acquire shares of our common stock that have been granted to a director nominee, an employee and a consultant of the Company pursuant to the Plan as of the date hereof. No options have been granted to Named Executive Officers or directors.

                     2000 Omnibus Stock and Incentive Plan

                                                                                          Number of Shares
            Name and Position                         Exercise Price                     Underlying Options
            -----------------                         --------------                     ------------------
Edward F. Rogers                                         $ 7.75                               100,002
Consultant

Geoff Shingles                                            N/A/(1)/                            100,000
Director Nominee

Edward Vasco                                             $10.00                               100,000
Director of Technology - U.S. Operations

Non-Executive Director Group                              N/A/(1)/                            100,000
Non-Executive Officer Employee Group                     $10.00                               100,000

___________
(1) Pursuant to an proposed agreement between the Company and Mr. Shingles relating to his appointment to the Board of Directors, the Company has proposed granting Mr. Shingles an option pursuant to the Plan to acquire 100,000 shares of Company common stock at an exercise price equal to the closing price of the Company's common stock on Nasdaq on the effective date of such appointment, which is expected to be October 18, 2000. This option will be terminated with full force and effect if the Plan is not approved by the stockholder at the Annual Meeting. See "Director Compensation."

Required Vote and Recommendation

     The affirmative vote of the holders of a majority of the shares of common stock present or represented at the Annual Meeting is needed to approve this proposal. Under Delaware law, an abstention would have the same legal effect as a vote against this proposal, but a broker non-vote would not be counted for purposes of determining whether a majority has been achieved. The shares represented by proxies solicited by the Board of Directors will be voted as directed on the form of proxy or, if no direction is indicated, will be voted "FOR" the approval of this proposal.

         The Board of Directors recommends voting "FOR" this proposal.

                             STOCKHOLDER PROPOSALS

     Pursuant to various rules promulgated by the SEC, a stockholder that seeks to include a proposal in the Company's proxy statement and form of proxy card for the annual meeting of the stockholders of the Company to be held in 2001 must timely submit such proposal in accordance with SEC Rule 14a-8 to the Company, addressed to Secretary, One Van de Graaff Drive, Suite 502, Burlington, Massachusetts 01803. The Company, anticipates that it will hold its annual meeting for the year ending June 30, 2001 in November 2001. Any stockholder who wishes to present a proposal for action at the 2001 annual meeting of stockholders and who wishes to have it set forth in the proxy statement and identified in the form of proxy prepared by the Company must deliver such proposal to the Company at its principal executive offices, no later than June 12, 2001, in such form as is required under regulations promulgated by the SEC, including rule 14a-8. Only proposals deemed for a proper purpose will be included in the Company's proxy statement. Pursuant to SEC Rule 14a-4, stockholder proposals received before August 27, 2001 will be considered timely, but will not be included in the Company's proxy statement, and if such proposal is for a proper purpose, the proxies solicited by the Company for next year's annual meeting may not confer discretionary authority to vote on such matter without a description of such matter in the Company's proxy statement for that meeting. Stockholder proposal received after August 27, 2001 will be considered untimely for this purpose, and the proxies solicited by the Company for next year's annual meeting may confer discretionary authority to vote on any such matters without a description of this matter in the proxy statement for that meeting.

     With respect to business to be brought before the Annual Meeting, the Company has not received any notices from stockholders that the Company is required to include in this Proxy Statement.


                                    GENERAL

     As of the date of this Proxy Statement, the management of the Company has no knowledge of any business to be presented for consideration at the Annual Meeting other than that described above. If any other business should properly come before the Annual Meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the judgment of the persons named in such proxies.

     The cost of any solicitation of proxies by mail will be borne by the Company. Arrangements may be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to and solicitation of proxies from the beneficial owners of common stock held of record by such persons, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out of pocket expenses incurred by them in connection therewith. Brokerage houses and other custodians, nominees and fiduciaries will, in connection with shares of common stock registered in their names, be requested to forward solicitation material to the beneficial owners of such shares and to secure their voting instructions. The cost of such solicitation will be borne by the Company.

                                    By Order of the Board of Directors,


                                    James L. Jackson
                                    Vice President and Secretary

                                                                      APPENDIX A
                                                                      ----------


                     2000 OMNIBUS STOCK AND INCENTIVE PLAN

                                      OF

                               AUTHORISZOR INC.

ARTICLE I.  GENERAL

SECTION 1.1. Purpose of the Plan. The 2000 Omnibus Stock and Incentive Plan of
             -------------------
Authoriszor Inc. is intended to advance the best interests of the Company, its Subsidiaries and its stockholders in order to attract, retain and motivate directors, officers, key employees and consultants by providing them with additional incentives through the award of Options to purchase shares of Common Stock (which Options may be Incentive Stock Options or Non-Qualified Stock Options).

SECTION 1.2. Definitions.  For purposes of this Plan, the following definitions
             -----------
shall apply:

         "1933 Act" means the Securities Act of 1933, as amended.

         "1934 Act" means the Securities Exchange Act of 1934, as amended.

         "Award" means a grant under this Plan in the form of Options.

         "Board" means the Board of Directors of the Company.

         "Cause" with respect to any Participant has the meaning given that term or any substantially comparable term or usage in any employment or consulting arrangement applicable to the Participant and approved by the Board or the Committee, or in the absence of any such arrangement or term, means:

                  (a) the failure by the Participant to substantially perform his duties with the Company or a Subsidiary (other than any such failure resulting from the Participant's Disability) within thirty (30) days after a written demand for substantial performance is delivered to the Participant by an officer or the board of directors of the Participant's employer, which demand specifically identifies the manner in which the officer or board of directors of the Participant's employer believes that the Participant has not substantially performed his duties;

                  (b) the failure by the Participant to conform to the Company's policies and procedures within thirty(30) days after a written demand for substantial performance is delivered to the Participant by an officer or the board of directors of the Participant's employer, which demand specifically identifies the manner in which the officer or board of directors of the Participant's employer believes that the Participant has failed to materially conform to the Company's policies and procedures;

                  (c) the engaging by the Participant in conduct that is in the judgment of the board of directors of the Participant's employer demonstrably and materially injurious to the Company or a Subsidiary, monetarily or otherwise; or

                  (d) the engaging by the Participant in egregious misconduct involving moral turpitude to the extent that, in the judgment of the board of directors of the Participant's employer, the Participant's credibility and reputation no longer conform to the standard of the employer's employees. A conviction or plea of guilty to a felony or other crime involving moral turpitude shall be conclusive evidence of such egregious misconduct.

         "Committee" means a committee of at least two (2) members of the Board. If it is intended that the Committee satisfy the requirements of Rule 16b-3 under the 1934 Act and Section 162(m) of the Code, then all of the members of the Committee, at the time of service on the Committee hereunder, should be "Non-Employee Directors," as defined in Rule 16b-3(b)(3) under the 1934 Act and "Outside Directors," as defined in Treasury Regulation Section 162-27(e)(3), under the Code. If no Committee has been designated to administer the Plan, references to the Committee shall be deemed to be references to the Board, whose members shall not be required to meet the qualifications of this definition.

         "Common Stock" means the common stock, $0.01 par value per share, of the Company.

         "Company" means Authoriszor Inc., a Delaware corporation, and its successors and assigns.

         "Consultant" means a consultant or advisor who has rendered or will render bona fide services, not in connection with the offer or sale of securities in a capital raising transaction, and who would otherwise qualify as an employee for inclusion in a registration statement pursuant to the 1933 Act on Form S-8.

         "Date of Termination" of a Participant means the first day occurring on or after the date on which a Participant is granted an Award on which the Participant is not employed by the Company or any Subsidiary, regardless of the reason for the termination of employment and shall also mean the date on which a Participant's employer ceases to be a Subsidiary for any reason; provided,
                                                                 --------
however, that a termination of employment shall not be deemed to occur by reason
-------
of a transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries; and, further, provided, that the Participant's employment
                       -------  --------
shall not be considered terminated while the Participant is on a leave of absence from the Company or a Subsidiary approved by the Participant's employer.

         "Disability" with respect to any Participant has the meaning given that term or any substantially comparable term or usage in any employment or consulting arrangement applicable to the Participant and approved by the Board or the Committee, or in the absence of any such arrangement or term, means, except as otherwise determined by the Committee, a condition that renders the Participant unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of twelve (12) months.

         "Eligible Participant" has the meaning given in Section 1.4.
                                                         -----------

         "Expiration Date" with respect to an Award means the date established as the Expiration Date by the Committee at the time of the grant; provided,
                                                                  --------
however, that the Expiration Date with respect to any Incentive Stock Option
-------
shall not be later than the earliest to occur of: (a) the tenth anniversary of the date on which the Award is granted, except in the case of an Incentive Stock Option granted to any person who owns (within the meaning of Section 422(b)(6) of the Code), directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of the Company's stock, then the fifth anniversary of the date on which the Award is granted; (b) if the Participant's Date of Termination occurs by reason of death or Disability, the first anniversary of such Date of Termination; or (c) if the Participant's Date of Termination occurs for reasons other than death or Disability, ninety (90) days after such Date of Termination.

         "Fair Market Value" of a share of Common Stock on any date of reference means the closing price on such date; provided, however, if the date of grant is not a business day, the closing price on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For purposes of this Plan, the "Closing Price" of the Common Stock on any business day shall be: (a) if the Common Stock is listed or admitted for trading on any United States national securities exchange or included in the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the last reported sale price of Common Stock on such exchange or system, as reported in any newspaper of general circulation; (b) if the Common Stock is quoted on the OTC Bulletin Board or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system; (c) if neither clause (a) nor (b) is applicable, the mean between the high bid and low asked quotations for Common Stock as reported by the National Quotation Bureau, Incorporated if at least two
(2) securities dealers have inserted both bid and asked quotations for Common Stock on at least five (5) of the ten (10) preceding days; (d) in lieu of the above, if actual transactions in the Common Stock are reported on a consolidated transaction reporting system, the last sale price of the Common Stock for such day and on such system; or (e) if no transactions in the Common Stock are reported in accordance with (a), (b), (c) or (d), fair market value of a share of Common Stock as determined by the Board.

         "Incentive Stock Option" means any Option designated as such and granted in accordance with the requirements of Section 422 of the Code.

         "NASDAQ" means the NASDAQ National Stock Market.

         "Non-Qualified Stock Option" means an Option granted under the Plan other than an Incentive Stock Option.

         "Options" shall mean an Incentive Stock Option, a Non-Qualified Stock Option, or a Reload Option individually, or collectively, as the context requires.

         "Option Agreement" shall mean the document that evidences the Award.

         "Original Option" means an Option with respect to which a Reload Option is granted pursuant to Section 2.1(h).
                       --------------

         "Participant" means any Eligible Participant that is granted an Award under the Plan.

         "Plan" means the 2000 Omnibus Stock and Incentive Plan of Authoriszor Inc.

         "Reload Option" means a Reload Option granted pursuant to Section
2.1(h).

         "Subsidiary" means any corporation, partnership or other entity that is designated by the Board as a participating employer under the Plan, provided, however, that the Company directly or indirectly owns at least fifty percent (50%) of the combined voting power of all classes of stock of such entity or at least fifty percent (50%) of the ownership interests in such entity.

         "Withholding Tax" means any Federal, state or local withholding tax liability.

SECTION 1.3.  Administration of the Plan.
              --------------------------

                  (a) The Plan shall be administered by the Committee. The Committee shall have authority to interpret conclusively the provisions of the Plan, to adopt such rules and regulations for carrying out the Plan as it may deem advisable, to decide conclusively all questions of fact arising in the application of the Plan, to establish performance criteria in respect of Awards under the Plan, to certify that Plan requirements have been met for any Participant in the Plan, to submit such matters as it may deem advisable to the Company's stockholders for their approval, and to make all other determinations and take all other actions necessary or desirable for the administration of the Plan. The Committee is expressly authorized to adopt rules and regulations limiting, or eliminating its discretion in respect of certain matters as it may deem advisable to comply with or obtain preferential treatment under, any applicable tax or other law, rule, or regulation. All decisions and acts of the Committee shall be final and binding upon all affected Plan Participants.

                  (b) The Committee shall designate the Eligible Participants, if any, to be granted Awards and the type and amount of such Awards and the time when Awards will be granted. All Awards granted under the Plan shall be on the terms, and subject to, the conditions determined by the Committee consistent with the Plan.

SECTION 1.4.  Eligible Participants. Directors, key employees, including
              ---------------------
officers, and Consultants of the Company and its Subsidiaries shall be eligible for Awards under the Plan; provided, however, that only employees of the Company
                           --------  ------
and its corporate Subsidiaries shall be eligible for Awards of Options granted in accordance with Section 2.2.
                   -----------

SECTION 1.5.  Awards Under the Plan.  Awards to Eligible Participants shall be
              ---------------------
in the form of Options (including Reload Options).


SECTION 1.6.  Shares Subject to the Plan.
              --------------------------

              (a)  General Limitation. The aggregate number of shares of Common
                   ------------------
         Stock that may be issued under the Plan shall be 1,700,000 shares of Common Stock. Shares distributed of Common Stock pursuant to the Plan may consist of authorized but unissued shares of the Company, unless the Board determines in its sole discretion that any shares distributed shall consist of treasury stock of the Company. If any Award under the Plan shall expire, terminate or be canceled (including cancellation upon the Participant's exercise of a related Award) for any reason without having been exercised in full, or if any Award shall be forfeited to the Company, the unexercised or forfeited Award shall not count against the above limits and shall again become available for grants under the Plan (unless the holder of such Award received dividends or other economic benefits with respect to such Award, which dividends or other economic benefits are not forfeited, in which case the Award shall count against the above limits). Shares of Common Stock equal in number to the shares surrendered in payment of the option price, and shares of Common Stock that are withheld in order to satisfy Withholding Tax shall not count against the above limits.

              (b)  Additional Limitations.
                   ----------------------

                   (i) The aggregate number of shares of Common Stock that may be granted pursuant to an Award of Options that may be awarded to any Eligible Participant shall not exceed 200,000 during any calendar year.

                   (ii) The number of shares of Common Stock that will be available under the Plan for Options granted in accordance with
              Section 2.2(a) is 1,700,000.
              --------------

SECTION 1.7. Other Compensation Programs. Nothing contained in the Plan shall be
             ---------------------------
construed to preempt or limit the authority of the Board to exercise its corporate rights and powers, including, but not by way of limitation, the right of the Board (a) to grant incentive awards for proper corporate purposes otherwise than under the Plan to any employee, officer, director or other person or entity; or (b) to grant incentive awards to, or assume incentive awards of, any person or entity in connection a change of control of the Company.

SECTION 1.8. Award Agreements. Each Award shall be evidenced by an Option
             ----------------
Agreement, which may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or applicable law.

                           ARTICLE II. STOCK OPTIONS

SECTION 2.1. Terms and Conditions of Options. Subject to the following
             -------------------------------
provisions, all Options granted under the Plan to an Eligible Participant shall be in such form and shall have such terms and conditions as the Committee, in its discretion, may from time to time determine consistent with the Plan.

                  (a) Exercise Price. The exercise price per share shall be
                      --------------
         determined by the Committee, except that in the case of an Option granted in accordance with Section 2.2(a) the exercise price per share
                                    -------------
         shall not be less than one hundred percent (100%) of the Fair Market Value, as determined by the Committee, of a share of Common Stock on the date the Option is granted (one hundred ten percent (110%) in the case of an Incentive Stock Option granted to a person who owns (within the meaning of Section 422(b)(6) of the Code) directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of the Company's stock).

                  (b) Term of Option. The term of an Option shall be determined
                      --------------
         by the Committee, except that, in the case of an Incentive Stock Option, the term of the Option shall not exceed ten (10) years from the date of grant unless the grant is to a person who owns (within the meaning of Section 422(b)(6) of the Code), directly or indirectly, stock possessing more that ten percent (10%) of the total combined voting power of all classes of the Company's stock, in which case the term of the Option shall not exceed five (5) years from the date of grant, and, notwithstanding any other provision of this Plan, no Option shall be exercised after the expiration of its term.

                  (c) Exercise of Options. Options shall be exercisable at such
                      -------------------
         time or times and subject to such terms and conditions as the Committee shall specify in the Option Agreement. Unless the Option Agreement specifies otherwise, the Committee shall have discretion at any time to accelerate such time or times and otherwise waive or amend any conditions in respect of all or any portion of the Options held by any Participant. An Option may be exercised in accordance with its terms as to any or all shares purchasable thereunder.

                  (d) Payment for Shares. The Committee may authorize payment
                      ------------------
         for shares as to which an Option is exercised to be made in cash, shares of Common Stock owned by the Participant for at least six (6) months, or a combination thereof, by "cashless exercise" or in such other manner as the Committee in its discretion may provide. The Committee, in its sole discretion and on such terms as it may determine, may loan money to the Participant, guarantee a loan to the Participant, or otherwise assist the Participant in obtaining the necessary cash to exercise all, or a portion of, an Award granted hereunder, or to pay any tax liability of the Participant attributable to such exercise.

                  (e) Stockholder Rights. The holders of Options shall not be or
                      ------------------
         have any of the rights or privileges of a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of an option unless and until certificates representing such shares shall have been issued by the Company to such holders.

                  (f) Disqualifying Disposition: The Option Agreement shall
                      -------------------------
         provide that if stock acquired upon exercise of an option is disposed of by a Participant in a disqualifying disposition, within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of the Plan as an incentive stock option plan or of any other option granted under the Plan as an incentive stock option within the meaning of Section 422 of the Code.

                  (g) Termination of Employment. The Committee shall have
                      -------------------------
         discretion to specify in the Option Agreement, or, with the consent of the Participant, an amendment thereof, provisions with respect to the period, not extending beyond the term of the Option, during which the Option may be exercised following the Participant's termination of employment; provided, however, that Incentive Stock Options that have
                     --------  -------
         not been previously exercised, must be exercised within three (3) months following the Participant's Date of Termination unless employment is terminated because of death or Disability, in which event the exercise period is extended to one (1) year following the Date of Termination.

                  (h) Reload Options. The Committee shall have the authority to
                      --------------
         specify, at the time of grant or, with respect to Non-Qualified Stock Options, at or after the time of grant, that the Participant to whom an Option is or was granted under this Plan shall be granted a Reload Option in the event such person exercises all or a part of an Original Option by surrendering in accordance with Section 2.1(d) of this Plan
                                                   --------------
         already-owned shares of unrestricted Common Stock in full or partial payment of the exercise price under such Original Option, subject to the availability of shares of Common Stock under the Plan at the time of such exercise. Each Reload Option shall cover a number of shares of Common Stock equal to the number of shares of Common Stock surrendered in payment of the exercise price under such Original Option, shall have an exercise price per share of Common Stock equal to the Fair Market Value of the Common Stock on the date of grant of such Reload Option and shall expire on the stated Expiration Date of the Original Option. A Reload Option shall be exercisable at any time and from time to time from and after the date of grant of such Reload Option (or, as the Committee in its sole discretion shall determine at or after the time of grant, at such time or times as shall be specified in the Reload Option). Any Reload Option may provide for the grant, when exercised, of subsequent Reload Options to the extent and upon such terms and conditions, consistent with this Section 2.1(h), as the Committee in its sole discretion shall
                   --------------
         specify at or after the time of grant of such Reload Option. A Reload Option shall contain such other terms and conditions as the Committee in its sole discretion shall deem desirable and which may be set forth in rules or guidelines adopted by the Committee or in the Option Agreement evidencing the Reload Option.

SECTION 2.2. Incentive Stock Options. Subject to the limitations on Option terms
             -----------------------
set forth in Section 2.1(b), the Committee shall have the authority to grant (a)
             --------------
Incentive Stock Options within the meaning of Section 422 of the Code; and (b) Options containing such terms and conditions as shall be required to qualify such Options for preferential tax treatment under the Code as in effect at the time of such grant. Options granted pursuant to this Section 2.2 may contain
                                                     -----------
such other terms and conditions as the Committee, in its discretion, may from time to time determine (including, without limitation, a provision for Reload Options), to the extent that such terms and conditions do not cause the Options to lose their preferential tax treatment; provided, however, that the aggregate
                                          --------  -------
Fair Market Value (as determined on the date of the grant) of the stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year shall not exceed $100,000.

                      ARTICLE III. ADDITIONAL PROVISIONS

SECTION 3.1. General Restrictions. Each Award under the Plan shall be subject to
             --------------------
the requirement that, if at any time the Committee shall determine that (a) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or Federal law;
(b) the consent or approval of any government regulatory body; or (c) an agreement by the recipient of an Award with respect to the disposition of shares of Common Stock, is necessary or desirable (in connection with any requirement or interpretation of any Federal or state securities law, rule or regulation) as a condition of, or in connection with, the granting of such Award or the issuance, purchase or delivery of shares of Common Stock thereunder, such Award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

SECTION 3.2. Adjustments for Changes in Capitalization. In the event of any
             -----------------------------------------
stock dividends, stock splits, recapitalization, combinations, exchanges of shares, mergers, consolidations, liquidations, split-ups, split-offs, spin-offs or other similar changes in capitalization, or any distributions to stockholders, including a rights offering, other than regular cash dividends, or changes in the outstanding stock of the Company by reason of any increase or decrease in the number of issued shares of Common Stock resulting from a split-up or consolidation of shares or any similar capital adjustment or the payment of any stock dividend, the Committee shall make appropriate adjustment in the number and kind of shares authorized by the Plan (including shares available for Incentive Stock Options), in the number, price or kind of shares covered by the Awards and in any outstanding Awards under the Plan. In the event of any adjustment in the number of shares covered by any Award, any fractional shares resulting from such adjustment shall be disregarded, and each such Award shall cover only the number of full shares resulting from such adjustment.

SECTION 3.3.  Amendments.
              ----------

              (a) The Board may at any time and from time to time and in any respect amend or modify the Plan; provided, however, no such amendment may, without approval by the holders of a majority of the voting power of the outstanding Common Stock of the Company represented in a meeting of stockholders for which quorum is present, (a) increase the number of shares of Common Stock reserved for Awards or change the class of persons eligible to receive Awards; (b) permit the granting of Awards in the form of Incentive Stock Options that expire beyond the maximum ten-year period described in the definition of Expiration Date; or (c) extend the termination date of the Plan; and provided, further, that except to the extent provided in Section 3.2, no amendment or suspension of the Plan or any Award issued hereunder shall, except as specifically permitted in any Award, substantially impair any Award previously granted to any holder without the consent of such holder.

              (b) The Committee shall have the authority to amend any Award to include any provision which, at the time of such amendment, is authorized under the terms of the Plan; however, no outstanding Award may be revoked or altered in a manner unfavorable to the holder in any material respect without the written consent of the holder.

SECTION 3.4. Cancellation of Awards. Any Award granted under the Plan may be
             ----------------------
canceled at any time with the consent of the holder and a new Award may be granted to such holder in lieu thereof, which Award may, in the discretion of the Committee, be on more favorable terms and conditions than the canceled Award.

SECTION 3.5. Beneficiary. A Participant may file with the Company a written
             -----------
designation of beneficiary on such form as may be prescribed by the Committee to receive any Options that become deliverable to the Participant pursuant to the Plan after the Participant's death. A Participant may from time to time amend or revoke a designation of beneficiary. If no designated beneficiary survives the Participant, the Participant's estate shall be deemed to be the Participant's beneficiary.

SECTION 3.6.  Withholding. Whenever the Company proposes or is required to issue
              -----------
or transfer shares of Common Stock under the Plan, the Company shall have the right to require the holder to pay an amount in cash to satisfy the Withholding Tax or to retain or sell without notice, or demand surrender of, shares of Common Stock in value sufficient to satisfy the remainder of the minimum Withholding Tax prior to the delivery of any certificate for such shares. Whenever payments under the Plan are to be made in cash, such payments shall be net of an amount sufficient to satisfy any Withholding Tax liability. Whenever Common Stock is so retained, sold or surrendered to satisfy the minimum Withholding Tax, the value of shares of Common Stock so retained, sold or surrendered shall be determined by the Committee, and the value of shares of Common Stock so sold shall be the net proceeds (after deduction of commissions) received by the Company from such sale, as determined by the Committee.

SECTION 3.7.  Transferability. Except as expressly provided in the Plan or as
              ---------------
may be permitted by the Committee, no Award under the Plan shall be assignable or transferable by the holder thereof except by will or by the laws of descent and distribution. Except as expressly provided in the Plan or as may be permitted by the Committee, during the life of the holder, Awards under the Plan shall be exercisable only by such holder or by the guardian or legal representative of such holder.

SECTION 3.8.  Non-uniform Determinations. Determinations by the Committee under
              --------------------------
the Plan (including, without limitation, determinations of the persons to receive Awards; the form, amount and timing of such Awards; the terms and provisions of such Awards and the agreements evidencing same; and provisions with respect to termination of employment) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

SECTION 3.9.  No Guarantee of Employment. The grant of an Award under the Plan
              --------------------------
shall not constitute an assurance of continued employment for any period or any obligation of the Board to nominate any director for reelection by the Company's stockholders.

SECTION 3.10. Duration and Termination.
              ------------------------

            (a) The Plan shall terminate on July 26, 2010. Notwithstanding the foregoing, no Incentive Stock Option (within the meaning of Section 422 of the Code) shall be granted under the Plan ten (10) years after the approval of the Company's stockholders, but Awards granted prior to such date may extend beyond such date, and the terms of this Plan shall continue to apply to all Awards granted hereunder.

            (b) The Board of Directors may suspend, discontinue or terminate the Plan at any time. Such action shall not impair any of the rights of any holder of any Award outstanding on the date of the Plan's suspension, discontinuance or termination without the holder's written consent.

SECTION 3.11. Effective Date. The effective date (the "Effective Date") of the
              --------------
Plan is July 26, 2000, provided, however, if the Plan is not approved by a majority of the Company's stockholders present and voting at a duly called meeting of the stockholders of the Company at which a quorum is present held on or before the first anniversary of the Effective Date; (a) each Incentive Stock Option granted pursuant to the Plan prior to the date of such meeting shall be deemed to a Non-Qualified Stock Option; (b) each Option (a "NASDAQ Option") that is required to be approved by the stockholders of the Company pursuant to NASDAQ rules and regulation shall terminate and be of no further force and effect; (c) each Option other than a NASDAQ Option shall not terminate and shall remain in effect (subject to Section 3.11(a) above); and (d) no further Options shall be granted under the Plan.

SECTION 3.12. Investment Intent. The Corporation may require that there be
              -----------------
presented to and filed with it by any Participant(s) under the Plan, such evidence as it may deem necessary to establish that the shares of Common Stock to be purchased or transferred are being acquired for investment purposes only and not with a view to their distribution within the meaning of the term "distribution" under the 1933 Act.

                                                            No. of Shares ______

                                     PROXY

                               AUTHORISZOR INC.
                      ONE VAN DE GRAAFF DRIVE, SUITE 502
                     BURLINGTON, MASSACHUSETTS 01803-5188

                        ANNUAL MEETING OF STOCKHOLDERS
                               November 10, 2000

     The undersigned hereby appoints Richard A. Langevin and James L. Jackson, and each of them severally, as their proxies with full power of substitution and resubstitution for and in the name, place and stead of the undersigned to vote upon and act with respect to all of the shares of common stock, par value $.01 per share, of Authoriszor Inc. (the "Company") standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the Annual Meeting of Stockholders ("Annual Meeting") to be held at located at the Hyatt Carlton Tower on Cadogan Place, London, England, at 10:00 a.m., London time, on November 10, 2000, and at any adjournments or postponements thereof, as specified below:

1.   ELECTION OF DIRECTORS:                                           Raymond G. H. Seitz, Donald D. Box, James L. Jackson
                                                                      Richard A. Langevin, Sir Malcolm Rifkind, David R. Wray,
                                                                      Geoff Shingles
      FOR all nominees                WITHHOLD
      listed to the right             AUTHORITY                       (INSTRUCTION: To withhold authority to vote for any
      (except as marked               to vote for all nominees        individual nominee, write that nominee's name on the
      to the contrary)                listed at right                 line below.)

           [_]                             [_]                        _________________________________________

2.   PROPOSAL TO APPROVE THE  AUTHORISZOR INC. 2000 OMNIBUS STOCK AND INCENTIVE PLAN:

         [_]   FOR                      [_]  AGAINST                  [_]  ABSTAIN

3. In their discretion, the proxies (and if the undersigned is a proxy, any substitute proxies) are authorized to vote upon such other business as may properly come before the Annual Meeting.

              Please sign and date on reverse side of this proxy.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE LISTED NOMINEES FOR DIRECTOR, FOR PROPOSAL NO. 2 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO MATTERS ARISING UNDER PROPOSAL NO. 3.


                              The undersigned acknowledges receipt of the Notice of the Annual Meeting and Proxy Statement dated October 9, 2000.

                              Please date this proxy and sign your name exactly as it appears hereon. When there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, partnership or other entity, the proxy should be signed by a duly authorized officer, partner or other authorized signatory, respectively.

                              PLEASE DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


                              Dated:___________________________, 2000


                              ___________________________________________
                              Signature

                              ___________________________________________
                              Title